Exhibit 10.4

LICENSE FOR USE OF TRADEMARK/BRAND THIS DEED OF TRADE MARK USAGE LICENSE made and executed at Mumbai on 11th day of September 2009 BY & BETWEEN M/s. VIDEOCON INDIA LIMITED A company incorporated under Companies Act, 1956 Represented through its authorized signatory Shri. Pradeep Kumar S/o Nandlal Dhoot

Age : 49 Years, Occ: Business; R/o Dhoot Bunglow, Station Road, Aurangabad Hereinafter called and referred as "LICENSOR" which expression unless contrary or repugnant to the context shall mean and include its successors and assigns, hereinafter called of the One Part; AND Bharat Business Channel Limited, a Company incorporated under the provisions of Companies Act, 1956, having its registered office at 171, C Wing, Mittal Court, Nariman Point, Mumbai - 400 021 herein referred to as "BBCL" (which expression shall mean and deemed to include its directors, successors in business, subsidiaries, permitted assigns if any) Hereinafter called and referred as "LICENSEE" which expression unless contrary or repugnant to the context shall mean and include its successors and assigns, hereinafter called of the other Part; WHEREAS the LICENSOR is exclusive owners of the trademark(s) the said trade mark is specifically shown in Schedule-A, herein under. AND WHEREAS the LICENSEE is about to carry the business of Direct to Home Services across India under the license issued by the Ministry of information Broadcasting and any other permitted business in articles of association of BBCL Company including but not limited to consumer durables business.

AND WHEREAS the LICENSOR'S said trademark have gained vide publicity and goodwill in the market therefore the LICENSEE suo-moto approached to LICENSORS and requested for permission to non-exclusive use LICENSORS said trademark for its ( Licensee's) DTH business against payment of License Fees.. AND WHEREAS the LICENSORS have considered and accepted proposal of Licensee and subject to reasonable restrictions and on the below mentioned terms and conditions agreed to allow to use the said Registered trademark(s) by the LICENSEE for its use in to the extent of its DTH business including but not limited in advertising, marketing, promotions, products, services, website, bills, documents and all related DTH business materials. NOW THEREFORE THIS DEED WITNESSETH AS UNDER: 1. Licensor, subject to terms and conditions mentioned herein, do hereby grant, permit, allow to non- exclusively use the present trademark, brand, logos, design, colour, scheme, appearances and of brands described in Schedule-A, to Licensee for its use in only for its DTH business including but not limited in its advertising, marketing, promotions, products, services, website, bills, documents and all related DTH business materials . 2. The License fees is to be paid at the end of each financial year from FY 2010-2011. In view of the request of Licensee that the DTH business has been just started and shall take some time to begin full fledged operations, there shall be no License fees for the F.Y 2009-2010 thereafter for period of 3 years to be counted from F.Y 20102011 License fees shall be Rs. 5,00,000/- per Year, net of all taxes, thereafter Parties shall mutually decide future term of License term and amount of the License Fees.

3. It agreed that the Licensee shall be entitled to only for specifically permitted brand names, as specifically mentioned in Schedule-A for DTH business in INDIA only and for any other Brand Name and Modification thereof the fresh License shall be required. 4. Licensee undertake for prompt payment of agreed license fees in future and non payment of the same shall grant Licensor exclusive right to terminate this agreement. 5. The licensee shall not use the said trademark for any illegal activity. If unauthorized use is noticed by Licensor then the Licensor at it's sole discretion may terminate agreement and prohibit further use of Trademarks 6. The Licensee shall not sub-License the said trademark to any other party or use the brand name for other business or contrary to terms of this agreement, if this condition is breached then the Licensor at it's sole discretion may terminate agreement, without any notice. 7. The Licensor shall be entitled to give such rights to use trademark to any other party without written consent of BBCL. 8. The Licensee Agrees to Keep Indemnified Licensor for breach of the terms of License. 9. The Licensee shall not misuse, misrepresent or breach any Law if any action is initiated out of such act/omission of Licensee then Licensee Shall Keeep Licensor harmless and indeminified. 10. In Case of Dispute Aurangabad court shall have exclusive jurisdiction.

9. The Licensee Agrees to Keep Indemnified Licensor for breach of the terms of License. 10. The Licensee shall not misuse, misrepresent or breach any Law if any action is initiated out of such act/omission of Licensee then Licensee Shall Keeep Licensor harmless and indeminified. 11. In Case of Dispute Aurangabad court shall have exclusive jurisdiction. SCHEDULE-A 1) " VIDEOCON " and its all appearances, colours, design, presentation 2) "V" logo and its all appearances, colours, design, presentation. 3) All subsequent modification of aforesaid. IN WITNESS WHEREOF the parties have executed this Deed of Assignment at the place and date hereinabove mentioned. EXECUTED on this day of 2009 on behalf of the LICENSOR by the undersigned authorized officer thereof in the presence of witnesses Sign: Name: Designation: EXECUTED at this day of 2009 on behalf of the LICENSEE by the undersigned authorized officer thereof in the presence of witnesses Sign: Name: Designation: WITNESSES:- 1. Name:- 2. Name:-

LICENSE DEED FOR USE OF TRADEMARK THIS LICENSE DEED FOR USE OF TRADE MARK ("Agreement”) made and executed at Mumbai on 01st day of April, 2013 by and between: CE INDIA LIMITED, a Company incorporated under the provisions of Companies Act, 1956, having its registered office at Auto Cars Compound, Adalat Road, Aurangabad - 431005, Maharashtra, Hereinafter called and referred as “LICENSOR” (which expression shall unless repugnant to the context means and includes its representatives, administrators, successors, affiliates, group companies, subsidiaries, sister concerns and permitted legal assigns), of the One Part; AND BHARAT BUSINESS CHANNEL LIMITED, a incorporated under the provisions of the Companies Act, 1956 and having its Corporate Office at 1st Floor, Techweb Centre, New Link Road, Near Mega Mall, Oshiwara, Mumbai-400 102 and having its Head End Office at Plot No. ID, Udyog Vihar, Industrial Area, Greater Noida, District Gautam Budh Nagar (UP) -201 301 hereinafter referred to as “LICENSEE” (which expression shall unless repugnant to the context means and includes its representatives, administrators, successors, affiliates, group companies, subsidiaries, sister concerns and permitted legal assigns) of the OTHER PART.

WHEREAS the LICENSOR is exclusive owners of the trademark(s) the said trade mark is specifically shown in Schedule-A, herein under. AND WHEREAS the LICENSEE and LICENSOR had executed a License Deed dated 11th September ‘2009 for use of Licensor’s Trademark(s) till 31st March, 2013. The parties are now desirous to extend the term further by executing this fresh agreement to continue the understanding further during the renewed term hereunder. AND WHEREAS the LICENSEE is carrying the business of Direct to Home Services across India under the license issued by the Ministry of Information Broadcasting, Government of India and may decide to carry any other permitted business in Articles of Association of the LICENSEE Company including but not limited to consumer durables business. AND WHEREAS the LICENSOR’S said trademark have gained wide publicity, credit and goodwill in the market therefore the LICENSEE proposed to LICENSORS and requested for permission to non-exclusive use LICENSORS said trademark for its ( Licensee’s) business against payment of consideration towards License Fees. AND WHEREAS the LICENSOR has accepted proposal of Licensee and subject to reasonable restrictions and on the below mentioned terms and conditions delegates, conveys, assigns right to use all registered trademarks along with trademarks under the process of registration to the LICENSEE in all its business related activities including but not limited in advertising, marketing, promotions, products, services, website, bills, documents and all related business materials for a term of FIVE (05) years from the date of execution hereof which term may be extended for a further period by a mutual agreement of both the parties hereto.

NOW THEREFORE THIS DEED WITNESSETH AS UNDER: 1. Licensor, subject to terms and conditions mentioned herein, do hereby grant, permit, allow non- exclusive, non-sub-licensable right to use the present trademark, brand, logos, design, colour, scheme, appearances and of brands described in Schedule-A, to Licensee in all its permitted businesses including but not limited in its advertising, marketing, promotions, products, services, website, bills, documents and business materials. The term of this renewal will be effective from 01st April, 2013 and will expire on 31st March, 2018, unless mutually further extended by the Parties hereto. 2. Licensor, against receipt of License fees of Rs. 5,00,000/- (Rupees Five Lakhs Only) for the first term from (01st April, 2013 to 31st March, 2014) and Rs. 7,00,000/- (Rupees Seven Lakhs Only) for the remainder term from (01st April, 2014 to 31st March, 2018) net of applicable taxes, do hereby grant, permit, allow to non- exclusively use the present and future trademark, brand, logos, design, colour, scheme, appearances and all that of described in Schedule- A by Licensee for its use in all its DTH business related activities including but not limited in advertising, marketing, promotions, products, services, website, bills, documents and all related business materials and also for its similar use in respect of any other business of the Licensee under its Articles of Association. The License fee is to be paid at the end of each financial year. 3. The Licensee shall also be entitled to use all subsequent changes, brand names, modification, and rectification of said brands, if any. 4. Licensee undertakes to make prompt payment of agreed license fees and nonpayment of the same shall grant Licensor the right to notify the Licensee about such default and the Licensee shall ensure the compliance within a period of 15 days failing which the Licensor may suspend the rights so granted under this agreement till such time the Licensee does not remit the fee. 5. The licensee shall not use the said trademarks for any illegal activity. If unauthorized use is noticed by Licensor then the Licensor at it’s sole discretion may notify the Licensee about the same and the Licensee shall comply with such requisition of the Licensor, failing which the Licensor may suspend the rights granted hereunder.

6. Both the Parties shall be entitled to mutually terminate this Agreement by giving ninety (90) days prior written notice. 7. The Licensor shall be entitled to give such rights to use trademarks to any other party without written consent of LICENSEE, however in no case the Licensor shall grant such License to other DTH Service provider. 8. The Parties agree to Keep Indemnified each another for breach of the terms of License by either of the party. 9. The Licensee shall not misuse, misrepresent or breach any Law if any action is initiated out of such act/omission of Licensee then Licensee Shall Keep Licensor harmless and indemnified. 10. In Case of Dispute Aurangabad court shall have exclusive jurisdiction. IN WITNESS WHEREOF the parties have executed this Deed at the place and date hereinabove mentioned. EXECUTED on this day of 2013 on behalf of the LICENSOR by the undersigned authorized officer thereof in the presence of witnesses Sign: Name: Designation: EXECUTED at this day of 2013 on behalf of the LICENSEE by the undersigned authorized officer thereof in the presence of witnesses Sign: Name: Designation: WITNESSES:- 1. Name:- 2. Name:-

SCHEDULE-A 1) " VIDEOCON “ and its all appearances, colours, design, presentation 2) "V” logo and its all appearances, colours, design, presentation. 3) All subsequent modification of aforesaid.

ADDENDUM TO AGREEMENT FOR LICENSE DEED FOR USE OF TRADEMARK / BRAND DATED APRIL 2013 THIS LICENSE DEED FOR USE OF TRADE MARK (“Agreement”) made and executed at Mumbai on 15th day of October, 2014 by and between: LIMITED. a Company incorporated under the provisions of Companies Act, 1956, having its registered office at Auto Cars Compound, Adalat Road, Aurangabad - 431005, Maharashtra, Hereinafter called and referred as “LICENSOR” (which expression shall unless repugnant to the context means and includes its representativcs, administrators, successors, affiliates, group companies, subsidiaries, sister concerns and permitted legal assigns), of the One Part; AND VIDEOCON D2H LIMITED, formerly Bharat Business Channel Limited, a incorporated under the provisions of the Companies Act, 1956 and having its Corporate Office at 1st Floor, Techweb Centre, New Link Road, Near Mega Mall, Oshiwara, Mumbai-400 102 and having its Head End Office at Plot No. ID, Udyog Vihar, Industrial Area, Greater Noida, District Gautam Budh Nagar (UP) -201 301 hereinafter referred to as “LICENSEE" (which expression shall unless repugnant to the Context means and includes its representatives, administrators, successors, affiliates, group companies, subsidiaries, sister concerns and permitted legal assigns) of the OTHER PART.

WHEREAS the LICENSOR is exclusive owners of the trademark(s) the said trade mark is specifically shown in Schedule-A, herein under. AND WHEREAS the LICENSEE is carrying the business of Direct to Home Services across India under the license issued by the Ministry of Information Broadcasting, Government of India and may decide to carry any other permitted business in Articles of Association of the LICENSEE Company including but not limited to consumer durables business. AND WHEREAS the Licensor and the Licensee has executed the License Agreement dated 1st April 2013 whereby Videocon d2h Limited (VDL) has renewed the acquisition of rights and license to use trademark, brand, logos, design, colour, scheme and appearance of brand for the period of 5 years from financial year 2013 14 on payment of License fees mentioned therein from C E India Limited. AND WHEREAS now the Parties hereto are desirous of extending the period of the said license be up to March 31, 2022. NOW THEREFORE THIS DEED WITNESSETH AS UNDER: 1. The recital pertaining to the Term as mentioned in the Agreement dated 1st April 2013 shall be amended to delete the term of 5 years and shall be replaced with the term of up to March 31, 2022. The Agreement dated 1st April 2013 shall continue till March 31, 2022. IN WITNESS WHEREOF the parties have executed this Deed at the place and date hereinabove mentioned. EXECUTED on this day of October 15, 2014 on behalf of the LICENSOR by the undersigned authorized officer thereof in the presence of witnesses Sign: Name: Designation: EXECUTED at this day of October 15, 2014 on behalf of the LICENSEE by the undersigned authorized officer thereof in the presence of witnesses Sign: Name: Designation: WITNESSES:- 1. Name:- 2. Name:-

Schedule A 1 “VIDEOCON” and all its appearances, colours, design, presentation. 2. “V” logo and its all appearances, colours, design, presentations. 3. All subsequent modification of aforesaid.